EX.99.906CERT



         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Rochdale Investment Trust, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Rochdale Investment Trust for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Rochdale Investment Trust for the stated period.


/S/ GARRETT R. D'ALESSANDRO                    /S/ JANE MOLBERT
---------------------------                    ----------------
Garrett R. D'Alessandro                        Jane Molbert
President, Rochdale Investment Trust           Treasurer, Rochdale
Dated: MARCH 18, 2004                          Investment Trust


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Rochdale Investment Trust for purposes of the Securities Exchange Act of 1934.